SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 19, 2002
                                                         -----------------

                          EDAC TECHNOLOGIES CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
           ----------------------------------------------------------
                 (State or other jurisdiction or incorporation)

        0-14275                                              39-1515599
--------------------                               --------------------------
(Commission File                                      (I.R.S. Employer I.D.
      Number)                                                 Number)

      1806 New Britain Avenue
          Farmington, CT                                       06032
-------------------------------------              --------------------------
   (Address of Principal Executive                           (Zip Code)
              Offices)

                                 (860) 677-2603
           ----------------------------------------------------------
              (Registrant's telephone number; including area code)

Item  5.  Other  Events.
-----------------------

     At a meeting held on February 19, 2002, the Board of Directors of Edac Technologies Corporation (the "Company") adopted Amended and Restated By-Laws for the Company. A copy of the Amended and Restated By-Laws of the Company are filed as an exhibit to this report and are incorporated by reference herein.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          Not  applicable.

     (c)  Exhibits

          99.1-  Amended  and Restated By-Laws of Edac Technologies Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Edac Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDAC  TECHNOLOGIES  CORPORATION
Date:  February  19,  2002
                                         BY /s/ Richard A. Dandurand
                                           -------------------------------------
                                                   Richard A. Dandurand
                                           President and Chief Executive Officer



                                        3